Exhibit 10.6

VYLOR INC.

2026 OMNIBUS INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Vylor Inc. 2026 Omnibus Incentive Plan. The purposes of the Plan are to (a) provide an additional incentive to selected employees, directors, independent contractors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (b) strengthen the commitment of such individuals to the Company and its Affiliates, (c) motivate those individuals to faithfully and diligently perform their responsibilities and (d) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. In addition, the Plan permits the issuance of Conversion Awards in substitution of certain incentive awards that covered shares of Corteva Inc. immediately before the Separation. To accomplish these various purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share-Based Awards, Conversion Awards, Cash Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following capitalized terms shall be defined as set forth below:

(a)
“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee.
(b)
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.
(c)
“Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, all as are in effect from time to time.
(d)
“Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Other Share-Based Award, Conversion Award or Cash Award granted under the Plan.
(e)
“Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan. For purposes of Awards granted to Participants outside of the United States, the Award Agreement may include a country addendum that reflects additional or alternative terms and conditions that apply to the Award based upon the Participant’s country of residence (and country of employment, if different).
(f)
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g)
“Board” means the Board of Directors of the Company.
(h)
“Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.
(i)
“Cash Award” means cash awarded under Section 12, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.
(j)
“Cause” has the meaning assigned to such term or an analogous term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause” or an analogous term, then “Cause” means (i) the conviction, guilty plea or plea of “no contest” by the Participant to any felony or a crime involving moral turpitude or the Participant’s commission of any other act or omission involving dishonesty or fraud, (ii) the substantial and repeated failure of the Participant to perform duties of the office held by the Participant, (iii) the Participant’s gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company or any of its Affiliates, (iv) any breach by the Participant of any restrictive covenants to which the Participant is subject, (v) the Participant’s engagement in any conduct which is or can reasonably be expected to be materially detrimental or injurious to the business or reputation of the Company or its Affiliates; and/or (vi) such other meaning as determined under the Applicable Laws of the jurisdiction(s) in which the Participant performs services on behalf of the Company or any of its Affiliates. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.
(k)
“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 is appropriate.
(l)
“Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:
(1)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than thirty percent (30%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or
(2)
the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3)
there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or
(4)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) the Separation shall not constitute a Change in Control, (ii) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (iii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(m)
“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(n)
“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.
(o)
“Common Stock” means the common stock of the Company, having a par value of $0.01 per share.
(p)
“Company” means Vylor Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
(q)
“Conversion Award” shall have the meaning set forth in Section 10.

“Disability” has the meaning assigned to such term or an analogous term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability” or an analogous term, then “Disability” means (i) that a Participant, as determined by the Administrator in its sole discretion, (A) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (B) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof; or (ii) such other meaning as determined under the Applicable Laws of the jurisdiction(s) in which the Participant performs services on behalf of the Company or any of its Affiliates.

(r)
“Effective Date” has the meaning set forth in Section 19.
(s)
“Eligible Recipient” means an employee, director, independent contractor or natural person consultant of the Company or any Affiliate who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director, independent contractor or consultant of the Company or any Affiliate with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
(t)
“Employee Matters Agreement” has the meaning set forth in Section 10.
(u)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(v)
“Exempt Award” means the following:
(1)
A Conversion Award.
(2)
An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3)
An “employment inducement” award as described in the applicable stock exchange listing manual or rules as may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.
(4)
An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.
(w)
Exercise Price” means, (i) with respect to any Option, the per-share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award and (ii) with respect to a Share Appreciation Right, the base price per share of such Share Appreciation Right.
(x)
“Fair Market Value” of a share of Common Stock or another security as of a particular date means the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.
(y)
“Free Standing Rights” has the meaning set forth in Section 8.
(z)
“Good Reason” has the meaning assigned to such term or an analogous term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason” or an analogous term, then “Good Reason” shall mean (i) a material diminution in the Participant’s base compensation, (ii) a material diminution in the Participant’s authority, duties, or responsibilities, or (iii) a material change in the geographic location at which the Participant must perform his/her services for the Company.
(aa)
“Incentive Compensation” means annual cash bonus and any Award.
(bb)
“ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(cc)
“Nonqualified Stock Option” means an Option that is not designated or that otherwise does not qualify as an ISO.
(dd)
“Option” means an option to purchase shares of Common Stock granted pursuant to Section 7. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
(ee)
“Other Share-Based Award” means a right or other interest granted pursuant to Section 11 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including without limitation unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff)
“Participant” means any Eligible Recipient who has been granted an Award by the Administrator, pursuant to the Administrator’s authority provided for in Section 3. For the sake of clarity, upon the death of a Participant, “Participant” includes the Participant’s successors, heirs, executors and administrators, as the case may be.
(gg)
“Person” shall (except as provided in the definition of “Change in Control” above) have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
(hh)
“Plan” means this 2026 Omnibus Incentive Plan, as amended from time to time.
(ii)
“Related Rights” has the meaning set forth in Section 8.
(jj)
“Restricted Period” has the meaning set forth in Section 9.
(kk)
“Restricted Share” means a Share granted pursuant to Section 9 subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.
(ll)
“Restricted Stock Unit” means the right granted pursuant to Section 9 to receive a Share (or the cash value thereof) at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.
(mm)
“Rule 16b-3” has the meaning set forth in Section 3(a).
(nn)
“Securities Act” means the Securities Act of 1933, as amended from time to time.
(oo)
“Separation” means the separation of the Company from Corteva, Inc. pursuant to which the Company became a separate publicly traded company.
(pp)
“Share Appreciation Right” means a right granted pursuant to Section 8 to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(qq)
“Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(rr)
“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
(ss)
“Transfer” has the meaning set forth in Section 17.

Section 3. Administration.

(a)
The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”). To the extent permitted by Applicable Laws, the Administrator may delegate, subject to such limitations as it may provide, some or all of its power and authority under the Plan to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, or a combination thereof, and the Administrator or any individuals to whom it has delegated duties or powers may employ one or more individuals to render advice with respect to any responsibility that the Administrator or such individuals may have under the Plan.
(b)
Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)
to select those Eligible Recipients who shall be Participants;
(2)
to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Cash Awards, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(3)
to determine the number of Shares to be covered by each Award granted hereunder;
(4)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including without limitation (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Share Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), amendments to the terms and conditions of outstanding Awards, including without limitation extending the exercise period of such Awards and accelerating the vesting and/or payment schedules of such Awards; provided, however, that such acceleration may only occur in the event of the Participant’s death or Disability).
(5)
to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6)
to determine Fair Market Value in accordance with the terms of the Plan;
(7)
to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;
(8)
to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9)
to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and
(10)
to adopt sub-plans, appendixes, special terms and administrative procedures for Participants outside the United States, and to determine which Affiliates and Eligible Recipients are covered by such arrangements;
(11)
to grant or modify Awards for Participants outside the United States on terms that differ from the Plan when the Administrator determines, in its sole discretion, that such terms are necessary or advisable to comply with Applicable Laws, obtain favorable tax treatment, address local payroll or regulatory requirements or further the purposes of the Plan; and
(12)
to take any action before or after an Award is granted that the Administrator determines to be necessary or advisable to obtain local regulatory approvals or exemptions or to comply with Applicable Laws applicable to Participants outside the United States.
(c)
Subject to Section 5, the Administrator shall not have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price of less than Fair Market Value in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders.
(d)
All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.
(e)
The expenses of administering the Plan shall be borne by the Company and its Affiliates.
(f)
If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws of the Company or any applicable Committee charter, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or by unanimous written consent of the Committee’s members.

Section 4. Shares Reserved for Issuance Under the Plan.

(a)
Subject to Section 5, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to 40,000,000 shares; provided that shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit.
(b)
Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award (other than an Exempt Award) are forfeited, cancelled, exchanged or surrendered or if an Award (other than an Exempt Award) otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, except with respect to an Exempt Award, Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares underlying a Share Appreciation Right that are retained by the Company to account for the Exercise Price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award (other than an Exempt Award) is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised.
(c)
All Shares available for issuance under the Plan may be issued pursuant to the exercise of ISOs.
(d)
Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based Awards and Conversion Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash Awards, (iii) Awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Administrator may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4(a) (subject to adjustment under Section 5); and, provided, further, that the foregoing restriction does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities, and the Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Shares, Restricted Stock Units or Other Share-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including without limitation any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to non-United States laws, adjustments made hereunder shall be made in compliance with applicable requirements.

Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive. The Administrator is further authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or infrequent events (including without limitation the events described in this Section 5) affecting the Company or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a)
General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b)
Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (exclusive of Conversion Awards and any substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries).

(c)
Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d)
Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments.

(e)
Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.
(f)
ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code), if any, or a Subsidiary of the Company.
(1)
ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code), if any, or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(2)
$100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(3)
Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g)
Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 16.
(h)
Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(i)
Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and unprotected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, as and to the extent determined in the discretion of the Administrator.

Section 8. Share Appreciation Rights.

(a)
General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)
Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 16.
(c)
Exercise Price. The Exercise Price of Shares purchasable under a Share Appreciation Rights shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Share Appreciation Rights be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (exclusive of Conversion Awards and any substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries).
(d)
Exercisability.
(1)
Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2)
Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 and this Section 8.
(e)
Payment Upon Exercise.
(1)
Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.
(2)
A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3)
Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).
(f)
Termination of Employment or Service. Treatment of a Share Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.
(g)
Term.
(1)
The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2)
The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(h)
Other Change in Employment or Service Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and unprotected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, as and to the extent determined in the discretion of the Administrator.

Section 9. Restricted Shares and Restricted Stock Units.

(a)
General. Restricted Shares or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Stock Units shall be made. Each Participant who is granted Restricted Shares or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the

Participant for the acquisition of Restricted Shares or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Shares and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit the Participant’s Restricted Shares or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Shares or Restricted Stock Units need not be the same with respect to each Participant.
(b)
Awards and Certificates.
(1)
In the Administrator’s sole discretion, as a condition of any Award of Restricted Shares, the Participant shall be required to deliver a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Restricted Shares and, upon the expiration of the Restricted Period, Shares, may be issued in either certificated or uncertificated form, in the Administrator’s sole discretion.
(2)
With respect to Restricted Stock Units at the expiration of the Restricted Period, Shares or cash, as applicable, shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code. Shares issued upon the expiration of the Restricted Period of a Restricted Stock Unit Award may be issued in either certificated or uncertificated form, in the Administrator’s sole discretion.
(3)
Any certificate issued pursuant to this Section 9(b) shall be registered in the name of the Participant, shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the underlying Award, if any, and shall, in the Administrator’s sole discretion, be held in the custody of the Company until the restrictions thereon shall have lapsed.
(c)
Restrictions and Conditions. The Restricted Shares or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1)
The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments.
(2)
Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to a Restricted Share Award shall only become payable if (and to the extent) the underlying Restricted Shares vest. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares or cash in respect of the related Restricted Stock Units are delivered to the Participant.

(3)
The rights of Participants granted Restricted Shares or Restricted Stock Units upon termination of employment or service as a director, independent contractor or consultant to the Company or any Affiliate thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d)
Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represent the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Conversion Awards.

Effective upon consummation of the Separation, the Company shall be deemed to have issued Awards under the Plan (“Conversion Awards”) to the extent, and on the terms, required to satisfy the obligations imposed on it under Section 1.09 of that certain Employee Matters Agreement dated as of October 1, 2026, by and among Corteva, Inc and the Company (the “Employee Matters Agreement”). The Conversion Awards shall be administered in accordance with the terms and conditions of the underlying Corteva, Inc. award as of immediately before the Separation, as such terms and conditions were modified by Section 1.09 of the Employee Matters Agreement, and the Conversion Awards shall otherwise be administered as an Award granted under this Plan to the extent not inconsistent with such terms and conditions as modified.

Section 11. Other Share-Based Awards.

Other Share-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted. Each Participant who is granted an Other Share-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which may include, among other things, the number of shares of Common Stock to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 12. Cash Awards.

The Administrator may grant Awards that are denominated in, or payable to Participants solely in, cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and, such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time.

Section 13. Change in Control.

(a)
Unless otherwise determined by the Administrator and evidenced in an Award Agreement, notwithstanding Section 4(d), in the event that (i) a Change in Control occurs and (ii) either (x) an outstanding Award is not assumed or substituted in connection therewith, or (y) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to twenty-four (24) months following the Change in Control, then: (1) any unvested or unexercisable portion of such Award carrying a right to exercise shall become fully vested and exercisable, and (2) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to such Award granted under the Plan shall lapse and be treated as satisfied, in each case with any performance conditions imposed in respect of such Award deemed achieved at target performance levels and payment in respect of such Award pro-rated based on the elapsed proportion of the applicable performance period.
(b)
For purposes of this Section 13, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to shares, the Award instead confers the right to receive common stock of the acquiring entity.

Section 14. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without the Participant’s consent.

Section 15. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Section 16. Withholding Taxes.

Each Participant shall satisfy all tax withholding and reporting obligations arising in connection with an Award, including U.S. federal, state and local taxes and any non-U.S. income tax, social insurance contribution, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or similar tax-related item. The Company or any Affiliate may deduct, withhold or require payment of amounts necessary to satisfy such obligations, as determined by the Administrator in its sole discretion. The Administrator may permit or require satisfaction of such obligations by one or more of the following tax withholding methods: cash payment, payroll withholding, Share withholding (net Share issuance), delivery of previously owned unrestricted shares of Common Stock, a mandatory or voluntary sell-to-cover transaction, or any other method permitted by Applicable Laws. Shares withheld or delivered to satisfy tax withholding obligations shall be valued at Fair Market Value on the date the amount to be withheld is determined.

Section 17. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator, an Option or a Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.

Section 18. Continued Employment or Service.

(a)
Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
(b)
For purposes of Awards granted to Participants outside the United States, unless otherwise determined by the Administrator or mandated by Applicable Laws, a Participant’s employment or service will terminate when the Participant is no longer actively providing services to the Company or an Affiliate. Employment or service will not be extended by any statutory or contractual notice period, garden leave, paid administrative leave, severance period or similar period.

Section 19. Effective Date.

The Plan was adopted by the Board on September 8, 2026 and shall become effective on the Separation Date (the “Effective Date”).

Section 20. Electronic Signature.

A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 21. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of its adoption by the Board, but Awards theretofore granted may extend beyond that date.

Section 22. Securities Matters and Regulations.

The Company shall not be required to grant an Award, issue Shares or make any payment unless the Administrator determines that all required listings, registrations, qualifications, approvals, consents, notices and filings under Applicable Laws have been completed or obtained on terms acceptable to the Administrator. The Administrator may require, as a condition of the issuance or delivery of Shares, that the recipient make such agreements and representations and that any certificates or book-entry records bear such legends or notations as the Administrator determines to be necessary or advisable. The Administrator may restrict the issuance, holding or transfer of Shares acquired under the Plan, and may require any representation, undertaking, acknowledgment, legend or stop-transfer instruction that the Administrator determines to be necessary or advisable to comply with Applicable Laws.

Section 23. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under the Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

Section 24. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 25. No Fractional Shares.

Except as may otherwise be determined by the Administrator, no fractional shares of Common Stock shall be issued or delivered under the Plan. The Administrator may settle fractional shares in cash, round them up or down, or eliminate them, provided that any rounding or settlement for Participants outside the United States shall be made in a manner intended to avoid adverse tax consequences, as determined by the Administrator.

Section 26. Beneficiary.

Where permissible and enforceable under Applicable Law, a Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant or if the designation of a beneficiary is impermissible and unenforceable under Applicable Law, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 27. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 28. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 29. Applicable Policies.

The Plan and all Awards and Shares issued hereunder shall be subject to the terms of the Company’s clawback policy, insider trading policy and/or share ownership guidelines, if any, in each case as may exist from time to time and pursuant to the terms thereunder.

Section 30. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 31. Indemnification.

To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board, the Administrator and any officer or employee to whom Plan administration authority is delegated against any loss, cost, liability or expense reasonably incurred in connection with any claim, action, suit or proceeding arising from that individual’s actions or omissions under the Plan, except as otherwise limited by applicable law or the Company’s governing documents.

Section 32. Titles and Headings, Statutory References.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code, the Securities Act or the Exchange Act shall include any amendment or successor thereto.

Section 33. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 34. Relationship to other Benefits.

Except as where may be otherwise mandated pursuant to applicable law, Awards and payments under the Plan shall not be treated as compensation for purposes of calculating benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, severance, termination indemnity or similar plan, program, agreement or arrangement, including any such rights under the laws of any country, unless expressly provided in writing by the applicable plan, program, agreement or arrangement.

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